Fair value measurement	12 Months Ended
Dec. 31, 2016
Fair value measurement
Fair value measurement

3. Fair value measurement

The following table sets forth the fair value measurements by level within the fair value hierarchy, that are measured on a recurring basis. The noncurrent asset comprising of our investment in  Antisense common stock, up until the time our investment was returned to Antisense was classified as Level II as we discounted the active market quoted price of the security to reflect our contractual restriction on selling the investment. Level 3 instruments consist of the common stock warrant liability. The fair values of the outstanding warrants were measured using the Black-Scholes option-pricing model. Inputs used to determine estimated fair value of the warrant liabilities include the estimated fair value of the underlying stock at the valuation date, the estimated term of the warrants, risk-free interest rates, expected dividends and the expected volatility of the underlying stock. The significant unobservable inputs used in the fair value measurement of the warrant liabilities  were the volatility rate and the estimated term of the warrants. Generally, increases (decreases) in the fair value of the underlying stock and estimated term would result in a directionally similar impact to the fair value measurement.

Because of their short term nature, the amounts reported in the balance sheet for cash and cash equivalents, and accounts payable approximate fair value.

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis for the periods presented (in thousands):

	As of December 31, 2016
	Level I	Level II	Level III	Total
Warrant Liabilities	—	—	11,090	11,090
Total liabilities	$—	$—	$11,090	$11,090

	As of December 31, 2015
	Level I	Level II	Level III	Total
Assets
Cash equivalents	$45,296	$—	$—	$45,296
Noncurrent asset	—	550	—	550
Total assets	$45,296	$550	$—	$45,846